UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2011 (November 25, 2011)
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NALCO HOLDING COMPANY
(Exact name of registrant as specified in charter)

Delaware	001-32342	16-1701300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West Diehl Road Naperville, Illinois (Address of principal executive offices and Zip Code)	60563 (ZIP CODE)

Registrant’s telephone number, including area code: (630) 305-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2011, Nalco Holding Company, a Delaware corporation (“Nalco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Nalco, Ecolab Inc., a Delaware corporation (“Ecolab”) and Sustainability Partners Corporation, a Delaware corporation and a wholly-owned subsidiary of Ecolab (“Merger Sub”), which provides for the merger of Nalco with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation in the Merger.

Pursuant to, and as more fully described in, the Merger Agreement, each Nalco performance-vesting restricted stock unit, which we refer to as a “Performance-Vesting RSU”, outstanding immediately prior to the effective time of the Merger will be converted into a restricted stock unit award in respect of shares of Ecolab common stock on substantially equivalent terms and conditions, including substantially equivalent performance goals and objectives as were previously applicable to the Performance-Vesting RSU prior to the effective time of the Merger.

The Merger Agreement requires Ecolab and Nalco to agree on any adjustments or other actions reasonably required to maintain the Performance-Vesting RSUs subject to substantially equivalent terms, conditions and performance goals and objectives prior to the effective time of the Merger.

On November 21, 2011, the Compensation Committee of the Board of Directors of Nalco proposed certain adjustments and determinations with respect to outstanding Performance-Vesting RSUs, which are described below and which were subject to Ecolab’s further approval.  Ecolab approved Nalco’s recommendations on November 25, 2011.

Accordingly, outstanding Performance-Vesting RSUs will be adjusted as follows for purposes of determining the achievement of underlying performance goals and objectives:  (a) performance for open periods through 2011 will be based on actual performance of Nalco through the third quarter of 2011 and forecasted performance for the fourth quarter of 2011, which forecasted performance will be refined as each month during the fourth quarter closes, in each case, as determined by Nalco; and (b) performance for periods following 2011 will be assumed to have been achieved at target levels of performance.

In addition, notwithstanding anything to the contrary in any award agreement or other contract underlying or respecting Performance-Vesting RSUs, (a) any vested Performance-Vesting RSUs (including any that vest in connection with an involuntary termination of employment) will be settled immediately following termination of a grantee’s employment, rather than at the end of the applicable performance period and (b) the number of Performance-Vesting RSUs that vest in connection with an involuntary termination of employment will be pro-rated through the end of the month of the grantee’s termination of employment, rather than through the date of the closing of the Merger.

In addition, the terms of certain unvested stock options granted to Mr. Fyrwald outside of Nalco’s 2004 Stock Incentive Plan in connection with his hiring in March 2008, which are scheduled to vest on December 31, 2011 in accordance with their terms, were amended in the same manner as other outstanding time-vesting equity awards to provide for pro-rated vesting upon certain involuntary terminations of Mr. Fyrwald’s employment.

Cautionary Statements Regarding Forward-Looking Information
This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the merger, integration plans and expected synergies, the expected timing of completion of the merger, and anticipated future financial and operating performance and results, including estimates for growth.   These statements are based on the current expectations of management of Nalco and Ecolab, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the merger agreement, (ii) the risk that the stockholders of Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the merger, or that required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger, (iv) the risk that the conditions to the closing of the merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Nalco or Ecolab prior to the closing of the merger and may delay the merger or cause the companies to abandon the merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Nalco or Ecolab could interfere with or prevent the merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Nalco, Ecolab and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Nalco and Ecolab, see the Annual Reports on Form 10-K of Nalco and Ecolab for the fiscal year ended December 31, 2010 and the companies’ other public filings with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the merger, which was declared effective by the SEC on October 28, 2011. On or about October 31, 2011, Nalco and Ecolab began mailing the definitive joint proxy statement/prospectus to stockholders of record as of the close of business on October 11, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Nalco nor Ecolab undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger between Ecolab and Nalco, Ecolab filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Ecolab and Nalco that also constitutes a prospectus of Ecolab relating to the proposed transaction. The Registration Statement was declared effective by the SEC on October 28, 2011. On or about October 31, 2011, Nalco and Ecolab began mailing the definitive joint proxy statement/prospectus to stockholders of record as of the close of business on October 11, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Ecolab, Nalco and the proposed merger. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus can be obtained free of charge by accessing Nalco’s website at www.nalco.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Corporate Secretary or by accessing Ecolab’s website at www.ecolab.com by clicking on the “Investor” link and then clicking on the “SEC Filings” link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Corporate Secretary. Security holders may also read and copy any reports, statements and other information filed by Ecolab or Nalco with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Ecolab, Nalco and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ecolab’s directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Nalco’s directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials that have been filed with the SEC.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NALCO HOLDING COMPANY

Date: November 30, 2011	By:	/s/ Stephen N. Landsman
Name: Stephen N. Landsman
Title: Secretary